FBR Securitization Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the“Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Counterparty
Underwriter	FBR
Issuer	FBR Securitzation Trust 2005-3
Depositor	MHC I, Inc.
Seller	FBR Securitization, Inc.
Aggregator	MHC I, Inc. (subsidary of FBR)
Rep Provider	MHC I, Inc.
Master Servicer	TBD
Trustee	TBD
MI Provider	MGIC
Monoline	—
Credit Manager	Murrayhill
Federal Tax Status	Debt

Originators	Group (%)	Total (%)

Fremont	100.00	100.00

Servicers	Group (%)	Total (%)

FICO	AGG UPB	AGG %

< 500	—	—
500 - 519	38,116,140	3.93%
520 - 539	45,910,959	4.73%
540 - 559	54,024,542	5.57%
560 - 579	66,291,224	6.84%
580 - 599	117,097,999	12.07%
600 - 619	133,435,531	13.76%
620 - 639	141,240,392	14.56%
640 - 659	128,268,661	13.23%
660 - 679	83,876,211	8.65%
680 - 699	66,667,598	6.87%
700 - 719	42,380,878	4.37%
720 - 739	19,468,226	2.01%
740 - 759	13,911,765	1.43%
760 - 779	13,667,685	1.41%
780 - 799	4,299,740	0.44%
800 plus	1,216,668	0.13%

Collateral Info	Group	TOTAL

Gross WAC	7.449%	7.302%
WA CLTV	87.23%	90.45%
CLTV >80%	66.05%	75.47%
CLTV >90%	40.64%	54.01%
CLTV >95%	29.52%	44.20%
LB <$50,000	1.89%	1.27%
LB $50k - $100k	6.59%	5.09%
LB $100k - $150k	16.84%	10.10%
WA FICO	611	624
<560 FICO	19.77%	14.23%
560 - 600 FICO	22.35%	18.91%
SF / TH / PUD	80.99%	81.95%
2-4 Family	13.47%	12.66%
Condo	5.55%	5.40%
Manufactured Housing (MH)	0.00%	0.00%
Other	0.00%	0.00%
Primary	86.78%	92.35%
Second	1.14%	0.79%
Investment	12.09%	6.86%
Full / Alt	67.20%	59.47%
Stated / Limited	32.80%	40.53%
NINA	0.00%	0.00%
1st Lien	97.43%	94.89%
2nd Lien	2.57%	5.11%
State 1	CA	CA
%	13.41%	27.20%
State 2	FL	NY
%	11.70%	11.92%
State 3	NJ	FL
%	9.07%	11.00%
State 4	NY	NJ
%	8.41%	7.57%
State 5	IL	MD
%	8.02%	5.65%
ARM / HYB	88.16%	88.91%
Fixed	11.84%	11.09%
Purchase	32.54%	53.70%
Refi-RT	1.79%	0.98%
Refi-CO	65.67%	45.32%
Size	$430,503,992	$969,874,219
AVG Balance	$164,377	$214,479
Loan Count	2,619	4,522
Interest Only (IO)	16.63%	23.99%
Negative Amortization	0.00%	0.00%
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

GWAC	AGG ARM UPB	ARM %	AGG FIX UPB	FIX %

0 - 4.5	—	—	—	—
4.5 - 5	—	—	—	—
5 - 5.5	16,193,702	1.67%	—
5.5 - 6	89,371,116	9.21%	9,452,988	0.97%
6 - 6.5	132,012,609	13.61%	11,749,337	1.21%
6.5 - 7	211,666,655	21.82%	14,816,604	1.53%
7 - 7.5	157,978,428	16.29%	6,843,092	0.71%
7.5 - 8	122,363,772	12.62%	6,128,114	0.63%
8 - 8.5	62,010,418	6.39%	3,554,784	0.37%
8.5 - 9	39,189,045	4.04%	11,051,756	1.14%
9 - 9.5	11,135,579	1.15%	9,024,174	0.93%
9.5 - 10	9,606,955	0.99%	13,034,690	1.34%
10 - 10.5	3,535,883	0.36%	7,487,921	0.77%
10.5 - 11	2,875,199	0.30%	8,831,974	0.91%
11 - 11.5	1,399,921	0.14%	4,424,411	0.46%
11.5 - 12	2,328,034	0.24%	606,070	0.06%
12 - 12.5	149,833	0.02%	499,659	0.05%
12.5 - 13	389,730	0.04%	37,707	0.00%
13 - 13.5	0	0.00%	24,096	0.00%
13.5 - 14	99,961	0.01%	—	0.00%
14 - 14.5	—	—	—	—
14.5 +	—	—	—	—

Ratings
Moody’s Rating	Aaa
S&P Rating	AAA
Fitch Rating	NR
DBRS Rating	NR

Credit Enhancement

Subordination (not including OC)	16.05
Prefund OC (%)	2.05
Initial Target OC (%)	2.05
Stepdown OC (%)	4.10
Stepdown Date	37
Excess Interest (12m Avg, Fwd Libor)	2.255
Notes
All non-dollar amount numbers (excluding loan count) should be formatted as percentages
Any ‘Group’ column refers to the collateral group that backs Freddie’s class
Any Total’ column refers to all collateral in the deal that is crossed with Freddie’s (in almost all case, the total pool)
For originators and servicers, the percentages should show what percentage any given servicer or originator is in relation to the others for both Freddie’s group and for the total pool.
The FICO and GWAC tables should be based on The Total pool.
LB is current loan balance
For the GWAC table the ARM column should sum to 100% and the Fixed column should sum to 100% (assuming there is ARM and fixed collateral)
If a particular field has no data, enter 0% or $0 rather than ‘NA’
Don’t skip buckets (ie. if there there are no loans that fall into the 600-620 FICO bucket, don’t leave it out, just enter 0’s)

Fixed	Combined LTV
Full Doc	0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%

FICO Range
Less than 560	0.01%	0.00%	0.05%	0.01%	0.03%	0.17%	0.03%	0.00%
560 - 599	0.07%	0.09%	0.03%	0.04%	0.22%	0.23%	0.12%	0.44%
600 - 619	0.00%	0.15%	0.07%	0.04%	0.05%	0.15%	0.10%	0.81%
620 - 659	0.00%	0.10%	0.02%	0.14%	0.19%	0.35%	0.13%	1.38%
660 - 699	0.02%	0.05%	0.05%	0.00%	0.16%	0.51%	0.10%	0.74%
700 - 740	0.00%	0.03%	0.07%	0.00%	0.04%	0.06%	0.02%	0.28%
740 +	0.00%	0.00%	0.00%	0.03%	0.00%	0.05%	0.05%	0.10%

Fixed	Combined LTV
Not Full Doc	0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%

FICO Range
Less than 560	0.00%	0.09%	0.00%	0.00%	0.04%	0.00%	0.00%	0.00%
560 - 599	0.02%	0.01%	0.02%	0.01%	0.06%	0.12%	0.01%	0.01%
600 - 619	0.00%	0.01%	0.03%	0.00%	0.01%	0.00%	0.01%	0.17%
620 - 659	0.07%	0.02%	0.02%	0.00%	0.05%	0.04%	0.07%	0.92%
660 - 699	0.07%	0.00%	0.00%	0.05%	0.06%	0.11%	0.04%	0.67%
700 - 740	0.00%	0.04%	0.02%	0.04%	0.09%	0.04%	0.01%	0.26%
740 +	0.00%	0.00%	0.00%	0.00%	0.03%	0.00%	0.04%	0.10%

Amortizing ARM	Combined LTV
Full Doc	0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%

FICO Range
Less than 560	0.06%	0.94%	1.16%	0.18%	1.16%	2.48%	1.25%	0.17%
560 - 599	0.03%	0.26%	0.16%	0.09%	0.15%	3.00%	2.06%	2.55%
600 - 619	0.01%	0.16%	0.08%	0.04%	0.23%	1.15%	0.48%	1.51%
620 - 659	0.08%	0.11%	0.34%	0.11%	0.37%	1.67%	0.79%	3.48%
660 - 699	0.00%	0.03%	0.09%	0.00%	0.28%	0.72%	0.59%	1.66%
700 - 740	0.00%	0.00%	0.00%	0.06%	0.07%	0.41%	0.40%	0.43%
740 +	0.00%	0.07%	0.00%	0.10%	0.18%	0.27%	0.16%	0.27%

Amortizing ARM	Combined LTV
Not Full Doc	0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%

FICO Range
Less than 560	0.30%	1.22%	1.38%	0.31%	2.62%	0.33%	0.09%	0.08%
560 - 599	0.09%	0.73%	0.55%	0.17%	1.14%	0.75%	0.20%	0.39%
600 - 619	0.16%	0.35%	0.28%	0.07%	0.44%	1.45%	0.08%	0.90%
620 - 659	0.18%	0.09%	0.13%	0.13%	0.97%	2.28%	0.45%	5.82%
660 - 699	0.00%	0.13%	0.19%	0.06%	0.55%	1.03%	0.37%	2.98%
700 - 740	0.01%	0.02%	0.05%	0.00%	0.10%	0.39%	0.02%	1.52%
740 +	0.03%	0.00%	0.05%	0.00%	0.19%	0.06%	0.04%	0.90%

Non-Amortizing ARM	Combined LTV
Full Doc	0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%

FICO Range
Less than 560	0.00%	0.00%	0.00%	0.00%	0.02%	0.04%	0.00%	0.00%
560 - 599	0.09%	0.07%	0.09%	0.00%	0.16%	0.78%	0.48%	3.31%
600 - 619	0.10%	0.03%	0.14%	0.07%	0.32%	0.91%	0.23%	2.64%
620 - 659	0.04%	0.09%	0.26%	0.03%	0.15%	1.25%	0.64%	3.81%
660 - 699	0.00%	0.03%	0.04%	0.03%	0.21%	0.34%	0.26%	1.66%
700 - 740	0.00%	0.00%	0.00%	0.00%	0.02%	0.12%	0.08%	0.72%
740 +	0.00%	0.00%	0.02%	0.00%	0.00%	0.03%	0.06%	0.38%

Non-Amortizing ARM	Combined LTV
Not Full Doc	0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% - 100%

FICO Range
Less than 560	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
560 - 599	0.00%	0.00%	0.00%	0.00%	0.07%	0.00%	0.00%	0.03%
600 - 619	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.07%	0.26%
620 - 659	0.02%	0.02%	0.06%	0.09%	0.08%	0.09%	0.00%	0.63%
660 - 699	0.00%	0.06%	0.00%	0.02%	0.03%	0.03%	0.15%	1.37%
700 - 740	0.00%	0.00%	0.08%	0.00%	0.04%	0.06%	0.07%	0.70%
740 +	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.04%	0.16%

Check for 0’s
Total equals 100%	0.00%
GT 80% Match	0.00%
ARM Match	0.00%
IO Match	0.00%
FICO % Match	0.00%

1.	We would expect up to six FICO/CLTV grids on every deal, grouped by product and doc type

2.	Combined LTV = First Lien + Second + Silent Second

3.	Use CLTV for securitized second liens (e.g., 100% CLTV on an 80/20 second lien, not 20%)

4.	Approximate loan population fine

5.	Each cell would be populated by percentage of pool that shares Freddie Mac sub protection

6.	The sum of all six FICO/CLTV grids should sum to 100%
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.